EXHIBIT 99.2

INDEPENDENT AUDITORS’ REPORT

To the Members of Spectrum Technology Solutions, LLC

We have audited the accompanying financial statements of Spectrum Technology Solutions, LLC (the “Company”), which comprise the balance sheet as of December 31, 2020 and 2019 and the related statements of income, member’s equity, and cash flows for the years ended December 31, 2020 and 2019, and the related notes to the financial statements (collectively referred to as “financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spectrum Technology Solutions, LLC as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and 2019, in accordance with accounting principles generally accepted in the United States of America.

/S BF Borgers CPA PC

BF Borgers CPA PC

Lakewood, CO

August 2, 2022

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SPECTRUM TECHNOLOGY SOLUTIONS, LLC

BALANCE SHEETS

	December 31, 2020	December 31, 2019
ASSETS
Cash and cash equivalents	$298,482	$10,649
Accounts receivable, net	134,810	71,131
Inventory	26,881	30,600
Prepaid expenses and other current assets	33,904	30,050
Total current assets	494,077	142,430

Property and equipment, net	58,628	63,466
Acquired technology, net	23,940	27,208
Total long-term assets	82,568	90,674

TOTAL ASSETS	$576,645	$233,104

LIABILITIES AND MEMBERS' EQUITY
Accounts payable and accrued expenses	$89,903	$83,696
Unearned Income	14,809	1,040
Notes payable	358,165	31,709
Total current liabilities	462,877	116,445

TOTAL LIABILITIES	462,877	116,445

MEMBERS' EQUITY	113,768	116,659

TOTAL LIABILITIES AND MEMBERS' EQUITY	$576,645	$233,104

See Accompanying Notes to the Financial Statements

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SPECTRUM TECHNOLOGY SOLUTIONS, LLC

STATEMENTS OF INCOME

	Year Ended December 31, 2020	Year Ended December 31, 2019
Revenue, net	$2,002,757	$2,095,910
Cost of sales	1,155,143	1,181,458
Gross profit	847,614	914,452

Operating Expenses:
Selling, General and Administrative	723,269	710,967
Depreciation and amortization	36,817	12,118
Total operating expenses	760,086	723,085
Income from operations	87,528	191,367

Interest expense	(6,130)	(2,038)

Net income	$81,398	$189,329

See Accompanying Notes to the Financial Statements

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SPECTRUM TECHNOLOGY SOLUTIONS, LLC

STATEMENT OF CHANGES IN MEMBERS' EQUITY

Balance, January 1, 2019	$102,417

Distributions to members	(175,087)

Net Income	189,329

Balance, December 31, 2019	$116,659

Balance, January 1, 2020	$116,659

Distributions to members	(84,289)

Net Income	81,398

Balance, December 31, 2020	$113,768

See Accompanying Notes to the Financial Statements

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SPECTRUM TECHNOLOGY SOLUTIONS, LLC

STATEMENTS OF CASH FLOWS

	Year ended December 31, 2020	Year ended December 31, 2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$81,398	$189,329
Adjustments to Reconcile Net Income to Net Cash
Used in Operating Activities
Depreciation and amortization	36,817	12,118
Changes in Operating Asset and Liabilities
Accounts Receivable	(63,679)	84,835
Inventory	3,719	(13,068)
Prepaid Expenses and Other Current Assets	(3,854)	(21,943)
Accounts Payable	6,207	(4,715)
Unearned income	13,769	1,040

NET CASH PROVIDED BY OPERATING ACTIVITIES	74,377	247,596

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of Property and Equipment	(28,711)	(72,317)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(28,711)	(72,317)

CASH FLOWS FROM FINANCING ACTIVITIES

Net proceeds from debt	408,800	31,709
Payments on debt	(82,344)	(32,407)
Distribution to Members	(84,289)	(175,087)

NET CASH PROVIDED BY (USED BY) FINANCING ACTIVITIES	242,167	(175,785)

NET INCREASE (DECREASE) IN CASH	287,833	(506)

CASH - BEGINNING OF PERIOD	10,649	11,155

CASH - END OF PERIOD	$298,482	$10,649

See Accompanying Notes to the Financial Statements

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Spectrum Technology Solutions, LLC

Notes to Financial Statements

For the Years Ended December 31, 2020 and 2019

1. NATURE OF OPERATIONS

(a)	Business Description and Nature of Operations

Spectrum Technology Solutions, LLC, (the “Company”), an Arizona limited liability corporation, provides IT managed services and support and is located in Scottsdale, Arizona.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Presentation

The financial statements of the Company have been prepared in accordance with GAAP and are expressed in United States dollars.

(b)	Cash

Cash includes cash deposits in financial institutions and cash held at the Company.

(c)	Inventory

As of December 31, 2020 and 2019, inventory totaled $17,380 and $24,258, respectively, and was comprised solely of computer hardware parts valued at cost. The Company reviews its inventories for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value. There were no reserves for obsolete inventories as of December 31, 2020 and 2019.

(d)	Property and Equipment

Purchase of property and equipment are recorded at cost, net of accumulated depreciation and impairment losses, if any. Improvements and replacements of property and equipment are capitalized. Maintenance and ordinary repairs that do not improve or extend the lives of property and equipment are charged to expense as incurred. Depreciation is calculated on a straight-line basis over the estimated economic useful lives of each class of assets using the following terms:

Automobiles	Luxury auto yearly limitations
Furniture and Fixtures	7 Years
Computer Hardware	3 Years

The assets’ residual values, useful lives, and methods of depreciation are reviewed at year-end and adjusted prospectively, if appropriate.

When assets are sold or retired, its cost and related accumulated depreciation are removed from the accounts and any gain or loss is reported in the statement of operations.

(e)	Impairment of Long-Lived Assets

The Company accounts for its long-lived assets such as property and equipment in accordance with FASB ASC Topic No. 360, “Accounting for the Impairment or Disposal of Long-lived Assets” (“ASC 360”).

Management reviews long-lived assets for impairment whenever changes in events or circumstances indicate the assets may be impaired. Pursuant to ASC 360, an impairment loss is to be recorded when the net book value of an asset exceeds the undiscounted cash flows expected to be generated from the use of the asset. If an asset is determined to be impaired, the asset is written down to its fair value, and the loss is recognized in the statement of income in the period when the determination is made. No impairment charges for long-lived assets have been recorded for the years ended December 31, 2020 and 2019.

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Spectrum Technology Solutions, LLC

Notes to Financial Statements

For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Leased Assets

A lease of property and equipment is classified as a capital lease if it transfers substantially all the risks and rewards incidental to ownership to the Company. A lease of property and equipment is classified as an operating lease whenever the terms of the lease do not transfer substantially all of the risks and rewards of ownership to the lessee. Lease payments are recognized as an expense on a straight-line basis over the lease term, except where another systematic basis is more representative of the time pattern in which the economic benefits are consumed.

(g)	Income Taxes

The Company is a limited liability company treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits of the Company being passed through to the member. As such, no recognition of federal or state income taxes for the Company have been provided in the accompanying financial statements. Any uncertain tax position taken by the member is not an uncertain position of the Company.

(h)	Revenue Recognition

Revenue is recognized by the Company in accordance with FASB ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Through application of the standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASU 2014-09, the Company applies the following five (5) steps:

•	Identify a customer along with a corresponding contract;
•	Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;
•	Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;
•	Allocate the transaction price to the performance obligation(s) in the contract;
•	Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues consists of providing IT managed services and support. Revenue is generally recognized when the services have been performed and is recorded net of sales discounts. Payment is typically due upon service completion or within a specified time period permitted under the Company’s credit policy.

Based on the Company’s assessment, the adoption of this new standard had no impact on the amounts recognized in its financial statements.

(i)	Fair Value of Financial Instruments

The carrying amounts of cash and accounts payable approximate fair value due to the short maturity of these instruments.

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Spectrum Technology Solutions, LLC

Notes to Financial Statements

For the Years Ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)	Advertising

Advertising costs are charged to operations when incurred. Advertising expenses, included in operating expenses, was approximately $14,000 and $5,000 for the years ended December 31, 2020 and 2019, respectively.

(k)	Significant Accounting Judgements, Estimates, and Assumptions

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, using management’s best estimates and judgments where appropriate. These estimates and judgements affect the reported amounts of assets and liabilities at the date of the financial statements. The estimates and judgements will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ materially from these estimates and judgements.

(l)	Concentrations of Credit Risk

The Company’s financial instruments that at times are exposed to concentrations of credit risk consist primarily of cash. The Company maintains cash in bank accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to significant credit risk related to cash because the Company maintains cash with high quality institutions.

(m)	New Accounting Pronouncements

(i)

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which will replace ASC 840, “Leases”. This standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than twelve months unless the underlying asset is of low value. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. For private companies, the standard will be effective for annual periods beginning on or after December 15 2021, with earlier application permitted. The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. The Company does not believe that the impact of the new standard on our financial statements will be material.

(n)	Coronavirus Pandemic

In March 2020, the World Health Organization categorized coronavirus disease 2019 (“COVID-19”) as a pandemic. COVID-19 continues to spread throughout the U.S. and other countries across the world, and the duration and severity of its effects are currently unknown. The Company continues to implement and evaluate actions to strengthen its financial position and support the continuity of its business and operations.

As of the date hereof, the Company’s operations have not been significantly impacted as managed IT services has been deemed essential in many states since March 2020. Going forward, the extent of the impact of COVID-19 on the Company’s operational and financial performance will depend on various developments, including the duration and magnitude of the outbreak, and the impact on customers, employees and vendors, all of which are uncertain and cannot be predicted.

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Spectrum Technology Solutions, LLC

Notes to Financial Statements

For the Years Ended December 31, 2020 and 2019

In April 2020 the Company received loan proceeds of approximately $174,000 relating to the Paycheck Protection Program (PPP) as part of the CARES Act created by Congress to financially support companies during the COVID-19 pandemic. The PPP Loan carried interest at 1%. The Company is ready to submit the PPP Loan Forgiveness Application with the financial institution associated with the SBA loan.

In April 2020 the Company received $10,000 relating to the Economic Injury Disaster Loan (EIDL) Advance Grant. These monies were part of the CARES Act addressing the COVID-19 pandemic.

In May 2020 the Company received $150,000 relating to the Economic Injury Disaster Loan (EIDL). These monies were part of the CARES Act addressing the COVID-19 pandemic.

3. PROPERTY AND EQUIPMENT

The Company’s property and equipment consists of the following as of December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Computer hardware	$81,586	$52,875
Furniture and fixtures	37,527	37,527
Automobiles	31,700	31,700
Total Property and equipment	150,813	122,102
Less: Accumulated depreciation	(92,185)	(58,636)

Property and equipment, net	$58,628	$63,466

Depreciation expense associated with the property and equipment was $33,549 and $8,850 for the years ended December 31, 2020 and 2019.

4. LEASE OBLIGATIONS AND RELATED PARTY TRANSACTIONS

The Company leases their 4,800 sq. ft. office in Scottsdale, Arizona from a related party, Klug Enterprises, LLC, of which the CEO, Wayne Klug, is a member. The ten-year lease commenced on January 1, 2019 and contains an annual escalation clause along with an option to renew the lease for ten (10) additional successive term(s) of twelve months (each, a “Renewal Term”). Rent expense is calculated on a straight-line basis over the term of the lease. The Company’s rent expense was $75,221 and $74,654 for the years ended December 31, 2020 and 2019, respectively.

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Spectrum Technology Solutions, LLC

Notes to Financial Statements

For the Years Ended December 31, 2020 and 2019

Future minimum rental commitments on leases are:

Year Ending December 31,	Amount
2021	$71,923
2022	74,285
2023	76,646
2024	79,008
2025	81,370
2026	83,731
2027	86,093
2028	88,454

Total	$641,510

5. COMMITMENTS AND CONTINGENCIES

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities. As of December 31, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the Company’s combined results of operations.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

6. SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, Subsequent Events, the Company has analyzed its operations subsequent to December 31, 2020 to the date these financial statements were available to be issued, and has determined that it does not have any material subsequent events to disclose in these condensed financial statements, except as follows:

In April 2020 the Company received loan proceeds of approximately $174,000 relating to the Paycheck Protection Program (PPP) as part of the CARES Act created by Congress to financially support companies during the COVID-19 pandemic. The PPP Loan carried interest at 1%. The principal and accrued interest were forgiven on May 6, 2021 after completing and submitting a PPP Loan Forgiveness Application with the financial institution associated with the SBA loan.

In April 2020 the Company received $10,000 relating to the Economic Injury Disaster Loan (EIDL) Advance Grant. These monies were part of the CARES Act addressing the COVID-19 pandemic and do not have to be repaid and were formally forgiven in May 2021.

The Company lent the CEO, Wayne Klug, $350,000 in June 2021 and it was repaid in July 2021.

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Spectrum Technology Solutions, LLC

Notes to Financial Statements

For the Years Ended December 31, 2020 and 2019

In May 2020 the Company received $150,000 relating to the Economic Injury Disaster Loan (EIDL). These monies were part of the CARES Act addressing the COVID-19 pandemic. The loan was repaid in August 2021.

In February 2021 the Company received loan proceeds of approximately $174,000 relating to the Paycheck Protection Program (PPP) as part of the CARES Act created by Congress to financially support companies during the COVID-19 pandemic. The PPP Loan carried interest at 1%. The principal and accrued interest were forgiven on August 3, 2021 after completing and submitting a PPP Loan Forgiveness Application with the financial institution associated with the SBA loan.

On September 1, 2021, the Company was acquired by iCoreConnect, Inc., a Nevada corporation, (“Buyer”), in exchange for (i) 4,046,617 shares of restricted Common Stock of Buyer, (ii) $1,500,000 in cash and (iii) the assumption of certain liabilities and obligations of Seller.

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